STOCK PURCHASE AGREEMENT

 This Stock Purchase agreement (the "Agreement"), dated as of April 2003, among ChampionLyte Holdings, Inc. (the "Seller"), and Advantage Fund I, LLC hereto ("Purchaser").

         WHEREAS, subject to the terms and conditions set forth in this Agreement in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), the Seller desires to issue and sell to the Purchaser desires to purchase from the Seller (i) up to $ 1,000,000 of the common stock (the "Common Stock") of ChampionLyte Holdings, Inc. (the "Company" a/k/a the "Seller" if and only if the Company is selling the Common Stock to the Purchaser), as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

         1.1      The Closing

                  (a) The Closing. Subject to the terms and conditions set forth in this Agreement, the Seller shall issue and sell to the Purchaser and the Purchaser shall purchase from the Seller the Common Stock for an aggregate installment payment purchase price of $ 1,000,000. The closing of the purchase and sale of the Common Stock (the "Closing") shall take place at the offices of Anslow & Jaclin, LLP, Attorneys at Law ("Anslow & Jaclin"), immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                  (ii) On the Closing Date, the parties shall deliver or shall cause to be delivered the following: (A) the Seller shall deliver to Anslow & Jaclin: (1) Common Stock in the aggregate principal equal to 100% of the Purchased Stock (as defined hereafter) plus the Security Deposit Stock, as defined hereafter. (2) a Power of Attorney, in the form of Exhibit A, (3) an executed Registration Rights Agreement, dated the date hereof, among the Seller and the Purchaser, in the form of Exhibit B (the "Registration Rights Agreement"), and (4) Transfer Agent Instructions, in the form of Exhibit C, delivered to and acknowledged by the transfer agent for the Common Stock (the "Transfer Agent Instructions"), and (B) each Purchaser will deliver to Anslow & Jaclin: (1) 100% of the installment of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer or check to Anslow & Jaclin, who shall act as escrow agent in this transaction in addition to acting as legal counsel to Purchaser.

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                  (iii)    Anslow & Jaclin  shall act as  escrow  agent and upon
                           its receipt of the Common Stock and installment purchase price and its confirmation of the validity of receipt of the same, Anslow & Jaclin shall release the installment purchase price to the Seller and the Common Stock that has been prorata purchased to the Purchaser. Any Common Stock which has not been fully paid for by the Purchaser based on the fact that the total purchase price is being paid in installments, shall be held in escrow by Anslow & Jaclin and shall only be released as is discussed hereafter.

                  (iv) The purchase price for the Common Stock is calculated based on the closing bid price of the Common Stock on the date that Anslow & Jaclin received said Common Stock in escrow (the "Closing Date Price"). The Purchaser intends on purchasing $ 1,000,000 worth of Common Stock, which shall be paid for in forty equal installments of twenty five thousand dollars each (the "Installment"). The exact number of shares of Common Stock purchased shall be calculated on the Closing Date (the "Purchased Stock"). In addition to the Purchased Stock, the Seller shall deliver to Anslow & Jaclin Common Stock in the amount of 200% of the number of shares of the Purchased Stock to be held in escrow by Anslow & Jaclin, (the "Security Deposit Stock").

                  (v) The Security Deposit Stock shall be held by Anslow & Jaclin in escrow until all of the Purchased Stock has been sold by the Purchaser, thereafter, the Security Deposit Stock shall only be transferred to the
                           Purchaser   to  the  extent  that  the  net  proceeds
                           received by the Purchaser for the sales of the Purchased Stock do not yield the "Return", as
                           hereafter  defined.   All  shares  of  stock  of  the
                           Security Deposit Stock which remain after the Purchaser has received the Return shall be returned to the Seller or be transferred as directed by the Seller. The Purchaser must provide to the Seller written proof of its return on investment with regards to this transaction in order to be permitted to receive stock from the Security Deposit Stock.

                  (vi) The Return shall mean thirty percent for each calendar quarter in which Purchaser owns any of the Purchased Stock. There is no guarantee that the Purchaser will hold any stock for the long term. If the Return is achieved by the Purchaser after selling the Purchased Stock and any applicable Security Deposit Stock or other stock provided to guarantee the Return, then the Purchaser shall again purchase an additional Installment under the same terms and conditions set forth in this agreement.

         1.2 Defined Terms. The Purchased Stock and Security Deposit Stock shall collectively be known as the "Shares" or "Securities".

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                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties to the Purchasers:

                  (a) Organization and Qualification. The Seller is an individual or a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Seller is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions, or the Power of Attorney (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the public company whose stock is being purchased under this Agreement, or (z) adversely impair the Seller's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

                  (b) Authorization; Enforcement. The Seller has the requisite power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Seller and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. Neither the Seller nor any related entity is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (c) Capitalization. The number of authorized, issued and outstanding capital stock of the Company is accurately set forth in the public filings of the Company, or, if it is not, then the Seller has attached hereto as Exhibit D the accurate information. Except as disclosed in Exhibit D, the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company, the Seller or any Subsidiary by virtue of any of the Transaction Documents. Except as disclosed in Exhibit D, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company, the Seller or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. This Agreement will not obligate the Seller or the Company to issue shares of Common Stock or other securities to any

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Person other than the Purchasers and will not result in a right of any holder of
Company securities to adjust the exercise or conversion or reset price under such securities.

                  (d) Issuance of this Agreement. The Seller will have (and will, at all times while this Agreement is outstanding, maintain) an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the Purchaser, to enable it to perform its conversion, exercise and other obligations under this Agreement. Such number of reserved and available shares of Common Stock shall not be less than the sum of 250% of the number of shares of the Purchased Stock.

                  (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Seller and the consummation by the Seller of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Seller or Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

                  (f) Filings, Consents and Approvals. Neither the Seller, Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Seller or the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Securities and Exchange Commission (the "Commission") of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares, (iii) applicable Blue Sky filings, and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the items described in clauses (i)-(iv) are collectively, the "Required Approvals").

                  (g) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Seller, threatened against or affecting the Seller or the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material

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Adverse Effect. Neither the Seller, Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Seller or Company does not have pending before the Commission any request for confidential treatment of information and the Seller and Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement). There has not been, and to the best of the Seller and Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Seller or the Company or any current or former director or officer of the Company.

                  (h) No Default or Violation. Neither the Seller, Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Seller, Company or any Subsidiary under), nor has the Seller, Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any judgment or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

                  (i)   Private   Offering.   Assuming   the   accuracy  of  the
representations and warranties of the Purchaser set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Seller, Company nor any Person acting on its behalf has taken or is contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, all filings required pursuant to Sections 13(a) and 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved

("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of this Agreement, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (l) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The preceding sentence does not include the Purchaser's attorneys fees and costs, which shall be payable by the Seller/Company. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (n)   Exclusivity.   The  Seller  shall  not  issue  and  sell
securities to any Person other than the Purchasers without the specific prior written consent of the Purchasers.

                  (o) Seniority. No indebtedness of the Company is senior to the Securities in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise except as previously disclosed to the Purchasers.

                  (p) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the OTC Bulletin Board ("OTC") or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (q) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (r) Registration Rights; Rights of Participation. Except as disclosed in Section 6(c) of the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (s) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (t) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  (v) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (w) Disclosure. The Seller confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Seller understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Seller are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (x) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and project capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser represents and warrants to the Seller as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) Intent. Such Purchaser is acquiring the Securities as principal for its own account and not with a view to act as a statutory underwriter, without prejudice, however, to such Purchaser's right, to sell or otherwise dispose of all or any part of such Securities. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (h) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions. (a) Securities which have been transferred pursuant to this Agreement and which contain a restrictive legend may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting on any non-free trading stock that has been purchased, so long as is required by this Section 3.1(b), of the following legend on the Securities:

                  NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                  The Shares shall not contain the legend set forth above nor any other legend if the issuance of the Shares occurs at any time while, the Shares received are free trading, a Shares Registration Statement is effective under the Securities Act or the holder of any such security is relying on Rule 144 promulgated under the Securities Act ("Rule 144") in connection with the resale of such Shares or in the event there is not an effective Shares
Registration Statement at such time and Rule 144 is not then available if, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall permit Purchasers Counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that the Shares Registration Statement is declared effective by the Commission (the "Effective Date"). The Company agrees that in the event any Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three (3) Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         3.2 Acknowledgment of Dilution. The Seller acknowledges that the issuance of the Shares, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Seller further acknowledges that its obligation to issue Shares in accordance with this Agreement, is unconditional and absolute, subject to the limitations set forth herein, regardless of the effect of any such dilution.

         3.3 Furnishing of Information. As long as the Purchasers own Securities, the Seller agrees to help the Company to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to
Section 13(a) or 15(d) of the Exchange Act, to the extent the Seller's assistance is needed. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Seller further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to receive Shares free of all restrictive legends and to subsequently sell Shares under Rule 144 upon receipt of a notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Integration. The Seller shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         3.5 Increase in Authorized Shares. If on any date the Seller would be, precluded from issuing Shares as would then be issuable upon a conversion to permit the Purchaser to receive the Return (the "Current Required Minimum"), in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Seller shall cause the
Board of Directors of the Company to promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate or articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Seller to comply with this Agreement. In connection therewith, the Seller shall make sure that the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the sixtieth (60th) day after delivery of the proxy materials relating to such meeting and the ninetieth (90th) day after request by a holder of Securities to issue the number of Shares in accordance with the terms hereof) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

         3.6 Reservation and Listing of Underlying Shares. (a) The Seller shall make sure that the Company shall (i) in the time and manner required by any national securities exchange, market, trading or quotation facility on which the Common Stock is then traded, prepare and file with such national securities exchange, market, trading or quotation facility on which the Common Stock is then traded an additional shares listing application covering a number of shares of Common Stock which is not less than the Shares, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on any such national securities exchange, market or trading or quotation facility on which the Common Stock is then listed as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. The Company shall take the necessary actions to immediately list a number of Shares as equals no less than the then Current Required Minimum.

                  (b) The Seller shall make sure that the Company shall maintain a reserve of shares of Common Stock for issuance, respectively in accordance with this Agreement, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

         3.7 Conversion and Exercise Procedures. The Transaction Documents sets forth the totality of the procedures with respect to this Agreement, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to receive the Return.

         3.8 Conversion and Exercise Obligations of the Company. The Seller shall make sure that the Company shall honor and shall deliver Shares in accordance with the respective terms, conditions and time periods set forth in the Transaction Documents.

         3.9 Subsequent Financing; Limitation on Registrations.(a) From the date of this Agreement through the 360th day following the Closing Date and the 180th day following the Effective Date, the Seller shall make sure that the Company will not offer, sell, grant any option to purchase or any right to reprice securities, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or equity or equity equivalent securities (including the issuance of any debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock), and the Company will cause its Subsidiaries not to offer, sell or issue during such period any of such Subsidiary's securities which provide the holder thereof the right to receive any Common Stock (collectively, "Common Stock Equivalents") except as agreed to by the Purchaser.

                  (b) From the date of this Agreement through the 360th day following the Effective Date, the Seller shall make sure that the Company will not offer, sell, grant any option to purchase or any right to reprice securities, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents (collectively, a "Subsequent Placement"), unless (A) the Company delivers to each Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) no Purchaser notifies the Company by 6:30 p.m. (New York City time) on the tenth Trading Day after its receipt of the Subsequent Placement Notice of its objection to the Subsequent Placement.

                  (c) Except for (x) the Shares, (y) securities of the Company permitted pursuant to Section 6(c) of the Registration Rights Agreement to be registered in the Registration Statement, and (z) Common Stock permitted to be issued pursuant to Section 3.9(e), the Seller shall make sure that the Company may not until the 90th day after the Effective Date file a registration statement to register any of its securities.

                  (d) With respect to Section 3.9(a), (b) and (c), restrictive periods shall be extended for the number of Trading Days during such period (A) in which trading in the Common Stock is suspended by any securities exchange or market or quotation system on which the Common Stock is then listed, or (B) that the Registration Statement is not effective following the Effective Date, or (C) that the prospectus included in the Registration Statement may not be used by the holders thereof for the resale of Securities following the Effective Date.

                  (e) The restrictions contained in Section 3.9(a) and (b) shall not apply to the granting of options or warrants to employees, officers and directors of the Company, and the issuance of Common Stock upon exercise of such options or warrants granted under any stock option plan heretofore or hereinafter duly adopted by the Company. The restrictions contained in Sections 3.9(a) and (b) shall also not apply to shares of Common Stock issuable upon exercise of any currently outstanding warrants and other outstanding convertible securities of the Company, in each case as and to the extent disclosed in
Schedule 2.1(c) (but not as to any amendments or modifications of the terms of such securities after the date of this Agreement, including "back-dated" agreements).

         3.10 Certain Securities Laws Disclosures; Publicity. The Seller shall make sure that, if legally required, the Company shall: (i) on the Closing Date, issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act. The Seller shall make sure that the Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers for their review. The Seller shall make sure that the Company shall consult with Purchaser in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, except that if such disclosure is required by law or stock market regulations, in which such case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Seller shall not publicly disclose the names of the Purchasers, or include the names of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or stock market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         3.11 Non-Disclosure of Non-Public Information.(a) The Seller shall make sure that the Company shall not disclose non-public information to the Purchasers or their advisors or representatives unless prior to disclosure of such information the Company identifies such information as being non-public information and the Purchasers enter into a non-disclosure agreement in form mutually acceptable to the Company and the Purchasers.

                  (b) The Seller represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts. Notwithstanding the foregoing or anything herein to the contrary, the Seller will immediately notify the Purchasers of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading.

         3.12 Transfer of Intellectual Property Rights. Except in connection with the sale of all or substantially all of the assets of the Company or licensing arrangements in the ordinary course of the Company's business, the Seller shall make sure that the Company shall not transfer, sell or otherwise dispose of any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed), without the prior written consent of the Purchasers.

         3.13 Use of Proceeds. The Seller shall not use the net proceeds from the sale of the Securities hereunder for any unlawful purpose.

         3.14 Reimbursement. If any Purchaser becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, solely as a result of acquiring the Securities under this Agreement, the Seller will reimburse such Purchaser for its reasonable legal and other expenses (including, but not limited to, the cost of any investigation, preparation or travel) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Seller under this paragraph shall be in addition to any liability which the Seller may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such affiliate and any such Person. The Seller also agrees that neither the Purchasers nor any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Seller, Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement. The Seller shall also be responsible for the payment of all attorneys fees, costs and escrow agent fees incurred by the Purchaser with regards to this transaction and the Security Deposit Stock may be used and sold to pay for the attorneys fees, costs and escrow agent fees of this transaction via the attorneys of the Purchaser/escrow agent selling that number of shares of the Security Deposit Stock as necessary to pay for the attorneys fees as they are incurred and the attorney of the Purchaser/escrow agent is specifically authorized to do so.

         3.15 Shareholder Rights Plan. No claim will be made or enforced by the Seller or any other Person that any Purchaser is an Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities or shares of Common Stock under the Transaction Documents.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  4.1 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents and may be later required to prepay any services to be provided under the Transaction Documents, including but not limited to the preparation of a registration statement, if necessary, by paying to Purchaser's counsel said sum of money or securities reflected in or securities reflected in the closing statement (Exhibit "E") for this transaction and anticipated work related thereto. Purchaser's legal counsel shall also have the right to obtain the payment of fees through the sale of the stock reflected in the Security Deposit and thereafter, directing the transfer agent to issue replacement shares to be held for security, if necessary. The amount contemplated by the immediately preceding sentence shall be retained by the Purchaser's counsel and shall not be delivered to the Company at the Closing. Other than the amount contemplated herein, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Seller shall pay all filing fees, edgarizing fees, stamp and other taxes and duties levied in connection with the issuance and registration of the Securities, if a registration statement is necessary.

                  4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto and Transfer Agent Instructions, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

                  4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

                  4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Seller and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Seller may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Seller. This provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

                  4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  4.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Palm Beach County, Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                  4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing.

                  4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                  4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Seller under the Transaction Documents. The parties hereto agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                  4.13 Independent Nature of Purchasers' Obligations and Rights. In the event there are multiple Purchasers under this Agreement, then the obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOWS]

                  IN WITNESS WHEREOF,  the parties hereto have caused this Stock
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                           CHAMPIONLYTE HOLDINGS, INC

                           By: s/s David Goldberg
                               Signature
                               Print Name: David Goldberg
                                    Title: President

                           ADVANTAGE FUND I, LLC

                           By: s/s Robert Press
                               Signature
                               Print Name: Robert Press
                                    Title: Vice President

                   Purchase Price:          $25,000 installment payment

               Address for Notice:          Purchaser
                                            c/o Anslow & Jaclin, LLP

                   With copies to:          Anslow & Jaclin, LLP
                                            4400 Route 9
                                            Freehold, NJ 07728

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                                   $ 1,000,000

                            STOCK PURCHASE AGREEMENT

                                       For

                      Stock In ChampionLyte Holdings, Inc.

                             Dated as of April, 2003

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